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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2004
                                                           -------------

                          Mercer Insurance Group, Inc.
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             (Exact name of registrant as specified in its charter)

Pennsylvania                      333-104897                         23-2934601
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(State or other                   (Commission                      (IRS Employer
 jurisdiction of                   File Number)                     Ident. No.)
 incorporation

  10 North Highway 31, Pennington, New Jersey                         08534
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 (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (609) 737-0426
                                                           --------------

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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.


      The press release of Mercer Insurance Group, Inc., dated June 23, 2004, relating to the authorization of an open market stock repurchase program is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

      The following exhibit is filed herewith:

      99.1 Press Release, dated June 23, 2004, of Mercer Insurance Group, Inc.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MERCER INSURANCE GROUP, INC.

Dated: June 23, 2004                       /s/  Andrew R. Speaker
                                           -------------------------------
                                           Andrew R. Speaker
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number         Description

99.1                   Press release, dated June 23, 2004, of Mercer Insurance
                       Group, Inc.